SCHEDULE OF CONTRACT ASSETS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Contract Assets Net
Balance at the beginning of the year	$ 1,650,750	$ 1,037,458
Additions	1,513,001	2,184,620
Changes due to billings	(3,100,436)	(1,507,860)
Less: contra-allowance / (allowance) for expected credit loss	43,919	(67,861)
Exchange adjustment	2,021	4,393
Balance at the end of the year	$ 109,255	$ 1,650,750